The following is being furnished to make available certain quarterly pro forma financial information. CSRA Inc. ("CSRA") believes that this information could be helpful to the financial community in understanding the recent historical performance of the component organizations of CSRA and assessing the underlying trends and seasonality in the business.

Basis of Presentation

On November 27, 2015, CSRA became an independent company through consummation of the spin-off by Computer Sciences Corporation (“CSC” or “Parent” ) of its U.S. public sector business. Prior to CSC’s distribution of the shares of CSRA common stock to CSC stockholders, CSC undertook a series of internal transactions, following which CSRA held the businesses constituting CSC’s North American Public Sector segment, as described in CSC’s Annual Report on Form 10-K for the year ended April 3, 2015 (the “Spin-Off”), which we refer to as the “Computer Sciences GS Business.” In periods prior to consummation of the Mergers (as defined below), we sometimes refer to CSRA, formerly known as Computer Sciences Government Services Inc., as “Computer Sciences GS”. Promptly following the Spin-Off, holders of CSC common stock who were entitled to receive shares of CSRA also received a special dividend totaling approximately $10.50 per share in the aggregate in cash (of which $8.25 per share was paid by us and $2.25 per share was paid by CSC) (the “Special Dividend”). The portion of the Special Dividend paid by CSC was funded by a note payable to CSC that CSRA repaid with the incurrence of indebtedness.

On November 30, 2015, CSRA completed its previously announced combination with SRA Companies, Inc., which resulted in SRA Companies, Inc. merging with and into a wholly-owned subsidiary of CSRA and SRA International, Inc. becoming an indirect wholly-owned subsidiary of CSRA (collectively, the “Mergers”).

The following tables are intended to present our selected historical combined financial data. Other than the financial statements included in Exhibit 99.1 to CSRA’s Registration Statement on Form 10, initially filed July 10, 2015, as amended, CSRA’s Quarterly Report on Form 10-Q for the Fiscal Quarter Ended October 5, 2015, filed on December 4, 2015 and CSRA’s Registration Statement on Form S-1, filed December 9, 2015, we have not historically prepared separate financial statements. The selected historical combined financial data have been prepared from the historical accounting records of CSC and SRA Companies, Inc. The businesses constituting CSC’s North American Public Sector segment, as described in CSC’s Annual Report on Form 10-K for the year ended April 3, 2015, are referred to collectively as the “Computer Sciences GS” and SRA Companies, Inc. and its subsidiaries are referred to as “SRA” in the accompanying tables.

The selected historical combined financial data presented differs from previously disclosed pro forma financial information. The primary difference is the financial data in the tables is presented on a calendar quarter end basis rather than a fiscal quarter end basis. In previous filings, the results of CSRA's fiscal years ending on or about March 31 were combined with the results of SRA's fiscal years ending June 30. The selected historical combined financial data in this document is comprised of the Computer Sciences GS Business combined condensed statement of operations data for each of the three months ended October 2, 2015, July 3, 2015, April 3, 2015, January 2, 2015, October 3, 2014, and July 2, 2014, and the selected historical SRA combined statement of operations data for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014.

The selected historical combined financial data includes certain expenses of CSC that were allocated to Computer Sciences GS for certain corporate functions, including IT, research and development, finance, legal, insurance, compliance and human resources activities. These costs may not be representative of the future costs we will incur as an independent, publicly-traded company. In addition, our historical financial information does not reflect changes that we may experience in the future as a result of our separation and distribution from CSC, including changes in our cost structure, personnel needs, tax profile, capital structure, financing and business operations.

The unaudited pro forma condensed combined statement of operations does not reflect all of the costs of operating as an independent, publicly-traded standalone company and operating synergies expected as a result of the Mergers. Only costs that management has determined to be factually supportable and recurring are included as pro forma adjustments.

Consequently, the financial information included herein may not necessarily reflect what our results of operations would have been if we had been an independent, publicly-traded standalone company during the periods presented. Accordingly, these historical results should not be relied upon as an indicator of our future performance.

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended October 2, 2015
(Amounts in millions)
	Historical Computer Sciences GS Three Months Ended October 2, 2015	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months Ended September 30, 2015	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$969	$—		$969	$351	$—		$1,320

Total cost of services	757	(18)	A	739	270	—		1,009
Selling, general and administrative expenses	44	(1)	A	43	41	(1)		83
Depreciation and amortization	35	—		35	13	3	A	51
Separation and merger costs	42	(42)	B	—	7	(7)	B	—
Interest expense and other, net	3	12	C	15	27	(14)	C	28
Total costs and expenses	881	(49)		832	358	(19)		1,171

Income (loss) from continuing operations before taxes	88	49		137	(7)	19		149
Tax expense (benefit) on income	35	—	D	35	(3)	8	D	40
Income (loss) from continuing operations	53	49		102	(4)	11		109
Less: noncontrolling interest	5	—		5	—	—		5
Income (loss) from continuing operations attributable to parent	$48	$49		$97	$(4)	$11		$104

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended July 3, 2015
(Amounts in millions)
	Historical Computer Sciences GS Three Months ended July 3, 2015	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months ended June 30, 2015	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$959	$—		$959	$359	$—		$1,318

Total cost of services	775	(17)	A	758	273	—		1,031
Selling, general and administrative expenses	40	—		40	42	—		82
Depreciation and amortization	33	—		33	17	(2)	A	48
Separation and merger costs	14	(14)	B	—	—	—		—
Other (income) and interest expense, net	(13)	10	C	(3)	27	(13)	C	11
Total costs and expenses	849	(21)		828	359	(15)		1,172

Income from continuing operations before taxes	110	21		131	—	15		146
Tax expense (benefit) on income	43	7	D	50	(1)	6	D	55
Income from continuing operations	67	14		81	1	9		91
Less: noncontrolling interest	4	—		4	—	—		4
Income from continuing operations attributable to parent	$63	$14		$77	$1	$9		$87

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended April 3, 2015
(Amounts in millions)
	Historical Computer Sciences GS Three Months Ended April 3, 2015	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months Ended March 31, 2015	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$1,002	$—		$1,002	$349	$—		$1,351

Total cost of services	812	57	A	869	266	—		1,135
Selling, general and administrative expenses	50	—		50	47	(1)	A	96
Depreciation and amortization	33	—		33	17	19	A	69
Interest expense and other, net	7	10	C	17	26	(13)	C	30
Total costs and expenses	902	67		969	356	5		1,330

Income (loss) from continuing operations before taxes	100	(67)		33	(7)	(5)		21
Tax expense (benefit) on income	38	(27)	D	11	(4)	(2)	D	5
Income (loss) from continuing operations	62	(40)		22	(3)	(3)		16
Income from continuing operations attributable to noncontrolling interests	4	—		4	—	—		4
Income (loss) from continuing operations attributable to Parent	$58	$(40)		$18	$(3)	$(3)		$12

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended January 2, 2015
(Amounts in millions)
	Historical Computer Sciences GS Three Months Ended January 2, 2015	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months Ended December 31, 2014	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$999	$—		$999	$342	$—		$1,341

Total cost of services	816	397	A	1,213	264	—		1,477
Selling, general and administrative expenses	53	6	A	59	41	—		100
Depreciation and amortization	33	(1)	A	32	16	18	A	66
Interest expense and other, net	7	10	C	17	27	(13)	C	31
Total costs and expenses	909	412		1,321	348	5		1,674

Income (loss) from continuing operations before taxes	90	(412)		(322)	(6)	(5)		(333)
Tax expense (benefit) on income	34	(161)	D	(127)	—	(2)	D	(129)
Income (loss) from continuing operations	56	(251)		(195)	(6)	(3)		(204)
Income from continuing operations attributable to noncontrolling interests	1	—		1	—	—		1
Income (loss) from continuing operations attributable to Parent	$55	$(251)		$(196)	$(6)	$(3)		$(205)

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended October 3, 2014
(Amounts in millions)
	Historical Computer Sciences GS Three Months Ended October 3, 2014	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months Ended September 30, 2014	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$1,036	$—		$1,036	$339	$—		$1,375

Total cost of services	819	(16)	A	803	256	—		1,059
Selling, general and administrative expenses	48	—		48	45	(1)	A	92
Depreciation and amortization	36	—		36	17	16	A	69
Interest expense and other, net	6	10	C	16	27	(13)	C	30
Total costs and expenses	909	(6)		903	345	2		1,250

Income (loss) from continuing operations before taxes	127	6		133	(6)	(2)		125
Tax expense (benefit) on income	48	2	D	50	(2)	(1)	D	47
Income (loss) from continuing operations	79	4		83	(4)	(1)		78
Income from continuing operations attributable to noncontrolling interests	5	—		5	—	—		5
Income (loss) from continuing operations attributable to Parent	$74	$4		$78	$(4)	$(1)		$73

CSRA Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended July 4, 2014
(Amounts in millions)
	Historical Computer Sciences GS Three Months Ended July 4, 2014	Effect of Spin-Off		Pro Forma for Spin-Off Only	Historical SRA Three Months Ended June 30, 2014	Effect of Mergers		Pro Forma for CSRA Inc.
Total revenue	$1,033	$—		$1,033	$347	$—		$1,380

Total cost of services	835	(12)	A	823	260	—		1,083
Selling, general and administrative expenses	43	—		43	46	—		89
Depreciation and amortization	35	—		35	20	14	A	69
Interest expense and other, net	8	11	C	19	26	(14)	C	31
Total costs and expenses	921	(1)		920	352	—		1,272

Income (loss) from continuing operations before taxes	112	1		113	(5)	—		108
Tax expense (benefit) on income	41	1	D	42	(2)	—	D	40
Income (loss) from continuing operations	71	—		71	(3)	—		68
Income from continuing operations attributable to noncontrolling interests	4	—		4	—	—		4
Income(loss) from continuing operations attributable to Parent	$67	$—		$67	$(3)	$—		$64

The following adjustments are intended to reflect the operations of CSRA as if the Spin-Off and Mergers occurred on March 29, 2014.

A.	Costs of services, Selling, general and administrative expenses, and Depreciation and amortization:
(1) Includes the additional net cost associated with the Intellectual Property Matters Agreement dated as of November 27, 2015, which CSRA entered into with CSC, and which is attached as Exhibit 10.4 to CSRA's Current Report on Form 8-K filed on December 2, 2015. The adjustment also includes the removal of depreciation and other costs associated with intellectual property previously allocated to Computer Sciences GS.
(2) Includes net periodic costs or benefits, and mark to market gains and losses, for pension and postretirement benefit plans transferred to CSRA by CSC as a result of the Spin-Off.
(3) Includes the adjustment to cost of services for the addition of facility costs related to the 3170 Fairview Park Drive building, which transferred to CSRA as part of the Spin-Off.
(4) Includes the adjustment to historical amortization of backlog, customer relationships and technology intangibles based on the purchase price allocation estimated fair value and estimated useful lives of one, fifteen, and four and one half years, respectively.

B.	Reflects the adjustment to remove costs incurred during the six months ended October 2, 2015 related to the Spin-Off and Mergers.

C.	Reflects the interest expense for the $3 billion incurrence of indebtedness for the Spin-Off and Mergers.

D.
Reflects the tax effect of pro forma adjustments using an estimated tax rate of 39%, based on the blended federal and state statutory income tax rates, including a tax benefit related to the $10.50 Special Dividend for the three months ended October 2, 2015.

Adjusted EBITDA

In addition to our Income (loss) from continued operations determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we use an Adjusted EBITDA measure.

Adjusted EBITDA is a non-GAAP measure that CSRA uses to evaluate financial performance. We believe that this non-GAAP financial measure provides useful information to investors regarding our results of operations as it provides another measure of our profitability, our ability to service our debt, and is considered an important measure by financial analysts covering our industry. Adjusted EBITDA presented below is presented as defined in CSRA’s indebtedness agreements, with the exception of projected cost savings and synergies, which have been excluded. Our definition of such measure may differ from that of other companies.

The reconciliation from Income (Loss) from continuing operations to Adjusted EBITDA includes certain adjustments such as:

•
Stock-based compensation which represents the stock compensation expense related to our equity plans. These charges are included in Cost of services and Selling, general and administrative in our Unaudited Pro Forma Combined Statements of Operations.

•	Foreign currency loss related to our hedging transactions and intercompany accounts.

•	Pension and postretirement actuarial losses (gains), settlement losses, and amortization of other comprehensive income which represents:

◦	Mark-to-market adjustments related to pensions and postretirement benefit plans resulting from periodic revaluation of our plan assets and liabilities;

◦	Lump-sum settlement charges; and

◦	Amortization of prior service costs (credit) which is included in our Combined Statements of Comprehensive Income.

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended October 2, 2015

Dollars in millions	Historical Computer Sciences GS Three Months Ended October 2, 2015	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended September 30, 2015	Effect of Mergers	Pro Forma for CSRA Inc.
Income (loss) from continuing operations	$53	$49	$102	$(4)	$11	$109

Interest expense, net	5	12	17	27	(14)	30
Tax expense (benefit) on income	35	—	35	(3)	8	40
Depreciation and amortization	35	—	35	13	3	51
Amortization for contract-related intangibles	2	—	2	—	—	2
Stock based compensation	5	—	5	2	—	7
Restructuring costs	1	—	1	—	—	1
Pension and postretirement benefit plans actuarial gains, settlement losses, and amortization of other comprehensive income	(1)	(4)	(5)	—	—	(5)
Merger and acquisition costs	—	—	—	1	—	1
Providence management fees	—	—	—	1	(1)	—
Separation costs	42	(42)	—	7	(7)	—

Adjusted EBITDA	$177	$15	$192	$44	$—	$236

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended July 3, 2015

Dollars in millions	Historical Computer Sciences GS Three Months Ended July 3, 2015	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended June 30, 2015	Effect of Mergers	Pro Forma for CSRA Inc.
Income from continuing operations	$67	$14	$81	$1	$9	$91

Interest expense, net	6	10	16	27	(13)	30
Tax expense (benefit) on income	43	7	50	(1)	6	55
Depreciation and amortization	33	—	33	17	(2)	48
Amortization for contract-related intangibles	3	—	3	—	—	3
Stock based compensation	(1)	—	(1)	—	—	(1)
Restructuring costs	—	—	—	3	—	3
Pension and postretirement benefit plans actuarial gains, settlement losses, and amortization of other comprehensive income	(1)	(3)	(4)	—	—	(4)
Gain on disposition	(18)	—	(18)	1	—	(17)
Merger and acquisition costs	—	—	—	1	—	1
Separation costs	14	(14)	—	—	—	—
Impact of acquisitions	—	—	—	1	—	1

Adjusted EBITDA	$146	$14	$160	$50	$—	$210

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended April 3, 2015

Dollars in millions	Historical Computer Sciences GS Three Months Ended April 3, 2015	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended March 31, 2015	Effect of Mergers	Pro Forma for CSRA Inc.
Income (loss) from continuing operations	$62	$(40)	$22	$(3)	$(3)	$16

Interest expense, net	6	10	16	26	(13)	29
Tax expense (benefit) on income	38	(27)	11	(4)	(2)	5
Depreciation and amortization	33	—	33	17	19	69
Amortization of contract-related intangibles	2	—	2	—	—	2
Loss on sale of receivables	—	—	—	1	—	1
Stock-based compensation	5	—	5	1	—	6
Restructuring costs	5	—	5	5	—	10
Pension and postretirement benefit plans actuarial (gains) losses, settlement losses, and amortization of other comprehensive income	(2)	70	68	—	—	68
Providence management fees	—	—	—	1	(1)	—
Impact of acquisitions	—	—	—	10	—	10

Adjusted EBITDA	$149	$13	$162	$54	$—	$216

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended January 2, 2015

Dollars in millions	Historical Computer Sciences GS Three Months Ended January 2, 2015	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended December 31, 2014	Effect of Mergers	Pro Forma for CSRA Inc.
Income (loss) from continuing operations	$56	$(251)	$(195)	$(6)	$(3)	$(204)

Interest expense, net	5	10	15	27	(13)	29
Tax expense (benefit) on income	34	(161)	(127)	—	(2)	(129)
Depreciation and amortization	33	(1)	32	16	18	66
Amortization of contract-related intangibles	3	—	3	—	—	3
Stock-based compensation	4	—	4	1	—	5
Restructuring costs	—	—	—	(2)	—	(2)
Pension and postretirement benefit plans actuarial losses, settlement losses, and amortization of other comprehensive income	8	416	424	—	—	424

Adjusted EBITDA	$143	$13	$156	$36	$—	$192

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended October 3, 2014

Dollars in millions	Historical Computer Sciences GS Three Months Ended October 3, 2014	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended September 30, 2014	Effect of Mergers	Pro Forma for CSRA Inc.
Income (loss) from continuing operations	$79	$4	$83	$(4)	$(1)	$78

Interest expense, net	6	10	16	27	(13)	30
Tax expense (benefit) on income	48	2	50	(2)	(1)	47
Depreciation and amortization	36	—	36	17	16	69
Amortization of contract-related intangibles	2	—	2	—	—	2
Stock-based compensation	4	—	4	2	—	6
Restructuring costs	—	—	—	1	—	1
Pension and postretirement benefit plans actuarial gains, settlement losses, and amortization of other comprehensive income	—	(1)	(1)	—	—	(1)
Providence management fees	—	—	—	1	(1)	—

Adjusted EBITDA	$175	$15	$190	$42	$—	$232

Pro Forma CSRA Inc.
Unaudited Pro Forma Adjusted EBITDA
For the Three Months Ended July 4, 2014

Dollars in millions	Historical Computer Sciences GS Three Months Ended July 4, 2014	Effect of Spin-Off	Pro Forma for Spin-Off Only	Historical SRA Three Months Ended June 30, 2014	Effect of Mergers	Pro Forma for CSRA Inc.
Income (loss) from continuing operations	$71	$—	$71	$(3)	$—	$68

Interest expense, net	5	11	16	26	(14)	28
Tax expense (benefit) on income	41	1	42	(2)	—	40
Depreciation and amortization	35	—	35	20	14	69
Amortization of contract-related intangibles	3	—	3	—	—	3
Stock-based compensation	5	—	5	1	—	6
Restructuring costs	—	—	—	5	—	5
Foreign currency loss	1	—	1	—	—	1
Pension and postretirement benefit plans actuarial losses, settlement losses, and amortization of other comprehensive income	—	2	2	—	—	2
				—
Adjusted EBITDA	$161	$14	$175	$47	$—	$222

Contract Awards and Backlog

Contract awards represent announced award values. Competitive indefinite delivery/indefinite quantity awards represent the expected contract value at the time a task order is awarded under the contract. Announced values for non-competitive indefinite delivery/indefinite quantity awards represent management’s estimate at the award date. Our business awards, for all periods presented, have been recast to exclude the awards relating to businesses that have been sold.

Backlog represents total estimated contract value of predominantly long-term contracts, based on customer commitments that we believe to be firm, less the amount of revenue already recognized on those contracts. Backlog value is based on contract commitments, management’s judgment and assumptions about volume of services, availability of customer funding and other factors. Backlog estimates for government contracts include both the funded and unfunded portions and all of the option periods. Backlog estimates are subject to change and may be affected by factors including modifications of contracts and foreign currency movements. Our backlog, for all periods presented, has been recast to exclude the backlog relating to businesses that have been sold.

Pro Forma CSRA Inc.
Unaudited Pro Forma Quarterly Contract Awards and Backlog

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended October 2, 2015	SRA as of or for the Three Months Ended September 30, 2015	Pro Forma for CSRA Inc.
Contract Awards	$1,490	$795	$2,285
Backlog	12,244	3,832	16,076

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended July 3, 2015	SRA as of or for the Three Months Ended June 30, 2015	Pro Forma for CSRA Inc.
Contract Awards	$1,006	$480	$1,486
Backlog	11,018	3,429	14,447

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended April 3, 2015	SRA as of or for the Three Months Ended March 31, 2015	Pro Forma for CSRA Inc.
Contract Awards	$1,017	$310	$1,327
Backlog	11,135	3,240	14,375

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended January 2, 2015	SRA as of or for the Three Months Ended December 31, 2014	Pro Forma for CSRA Inc.
Contract Awards	$471	$201	$672
Backlog	11,045	3,375	14,420

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended October 3, 2014	SRA as of or for the Three Months Ended September 30, 2014	Pro Forma for CSRA Inc.
Contract Awards	$1,141	$453	$1,594
Backlog	11,389	3,552	14,941

Dollars in millions	Historical Computer Sciences GS as of or for the Three Months Ended July 4, 2014	SRA as of or for the Three Months Ended June 30, 2014	Pro Forma for CSRA Inc.
Contract Awards	$304	$612	$916
Backlog	11,499	3,478	14,977